UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2015

RealD Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34818	77-0620426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Crescent Drive, Suite 200 Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip code)

(310) 385-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2015, the Compensation Committee of the board of directors RealD Inc. (the “Company”) approved the acceleration of a portion of the annual cash bonus of Vivian W. Yang, Executive Vice President and General Counsel of the Company.  The amount of the accelerated portion of the bonus is equal to $156,000, which will be paid no later than December 31, 2015.  This bonus represents 50% of Ms. Yang’s annual target bonus for fiscal year 2016.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALD INC.

Date: December 28, 2015	By:	/s/ Vivian Yang
		Name:	Vivian Yang
		Title:	Executive Vice President, General Counsel and Secretary